UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2011

Pavilion Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-1082431	65-0963621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

138 East 12300 South, Ste. C143, Draper, Utah. 84020
(Address of principal executive offices) (Zip Code)

(801) 830-5464
(Registrant’s telephone number, including area code)

674 Via De Valle, Suite 210, Solana Beach, CA 92075
(Former name or former address, if changed since last report)

Copies to:

Harold P.Gewerter, Esq.

Harold P. Gewerter, Esq. Ltd.

5440 W. Sahara #105

Las Vegas, NV 89146

(702) 382-1714

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

On October 18, 2011, Helen Hayes ( the “Seller”) who is the record or beneficial owner of a total of one hundred forty one million and six hundred forty five thousand four hundred fifteen (141,645,415) shares of common stock (the “Common Shares”)  of Pavilion Energy Resources, Inc., a Delaware corporation (the “Company”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Taanen, L.P. (the “Purchaser”) for the sale and purchase of the Common Shares.

As a result of the execution of the Stock Purchase Agreement, the Seller sold, 52.88% of the issued and outstanding shares of common stock of the Company to the Purchaser in exchange for $50,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On Oct. 25, 2011, Helen Hayes, resigned from her positions as the Company’s President, Chief Executive Officer, and Chairman of the Board of Directors of the Company.

On Oct. 25, 2011, Howard Hayes, resigned from his positions as the Company’s Secretary and Director.

On Oct. 25, 2011, Michelle Stewart, resigned from her positions as the Company’s CFO and Treasurer.

On August 17, 2011 a majority of the shareholders of the Company approved the appointment of Tamio Stehrenberger to the Board of Directors. In addition, at such time, Tamio Stehrenberger was appointed the Company’s Chief Executive Officer, President, Secretary, Treasures and CFO.

None of the appointed directors or officers entered into an employment agreement with the Company, nor will any be compensated for their services as officers or directors of the Company.

The following is certain biographical and other information regarding the newly appointed officer and director:

Tamio Lucien Stehrenberger, age 31, All Officer Positions and Sole Director

From 10/06-4/09 Founded and acted as President and CEO of Luxe Automotive Group, Inc., a luxury/exotic car leasing company with locations in Salt Lake City, Utah and Fort Lauderdale, Florida with revenues of $1M in its first calendar year, and a fleet of 72 vehicles.

From 4/09-4/11 founded and developed BekoZone.com, which later became MatchTrade.com

From 4/11-present  founded and continually developed MatchTrade.com, now ready for public beta testing.

From 10/2005-present, played hockey at the professional level for the Utah Grizzlies, farm team for the NHL's Calgary Flames.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement by and between Helen Hayes and Tannen, L.P.
10.2	Officer resignation letter of Michelle Stewart
10.3	Officer and Director resignation letter of Helen Hayes
10.4	Officer and Director resignation letter of Howard Hayes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2011

Pavilion Energy Resources, Inc.

By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer